EXHIBIT 32.2
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    Certification Pursuant to 18 U.S.C. Section 1350, As adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Western Power & Equipment Corp, a Delaware corporation (the "Company"), on Form 10-K for the year ended July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies pursuant to 18 U.S.C. ss.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

     (1) the Report of the Company filed today pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), fully complies with the requirements of Section 13(a) of the Exchange Act; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Mark J. Wright
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Chief Financial Officer,
Principal Accounting Officer
and Vice President of Finance
October 26, 2006